SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 9, 2003

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of

Incorporation or Organization)

0-49629	33-0933072
(Commission File Number)	(I.R.S. Employer
Identification No.)

17872 Cartwright Road

Irvine, California 92614

(Address of Principal Executive Offices) (Zip Code)

(949) 399-4500

(Registrant’s telephone number,

including area code)

Item 5.    Other Events.

On April 9, 2003, Quantum Fuel Systems Technologies Worldwide, Inc. (“Quantum”) announced that it had entered into a Combination Agreement (the “Combination Agreement”) with Global Thermoelectric Inc. (“Global”) to acquire all of the outstanding common shares of Global in a stock-for-stock exchange.

A copy of the Combination Agreement is included as Exhibit 2.1 hereto.

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

	2.1	Combination Agreement, dated April 8, 2003, by and between Quantum Fuel Systems Technologies Worldwide, Inc. and Global Thermoelectric Inc.*

*	Certain exhibits identified in the referenced document have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished supplementally to the Commission upon request.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

Date: April 9, 2003	By:	/s/ W. BRIAN OLSON
W. Brian Olson Chief Financial Officer

Index to Exhibits

Exhibit	Description
2.1	Combination Agreement, dated April 8, 2003, by and between Quantum Fuel Systems Technologies Worldwide, Inc. and Global Thermoelectric Inc.*

*	Certain exhibits identified in the referenced document have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished supplementally to the Commission upon request.